EXHIBIT 10.2

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of August 15, 2005 by and among FIVE STAR QUALITY CARE, INC. (the “Borrower”), each of the parties identified as “Guarantor” on the signature pages hereto (each a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005, as amended by that First Amendment dated July 22, 2005 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)                                  The definition of “EBITDA” found in Section 1.1 of the Credit Agreement, is amended and restated in its entirety as follows:

“‘EBITDA’ means, with respect to the Borrower and its consolidated Subsidiaries for any period (without duplication): net income (loss) of such Persons for such period determined on a consolidated basis, exclusive of the following (but only to the extent included in determination of such net income (loss)): (i) depreciation and amortization, including amortization of intangibles pursuant to Statement of Financial Accounting Standards number 141 and the like; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or non-recurring gains and losses; and (v) expenses incurred by the Borrower during the fiscal quarters ended September 30, 2005 and December 31, 2005  directly arising from the purchase and termination of one or more Sunrise Operating Agreements.  If the Borrower or any Subsidiary has acquired or disposed of (whether by purchase, merger, or otherwise), any of the assets of, or a majority of the Equity Interests in, a Person or a division, line of business or other business unit of a Person during the relevant period for determining compliance with the financial covenants set forth in Section 10.1., EBITDA for the relevant period shall be calculated for such purposes after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition (and, in each case, any related incurrence, repayment or assumption of Indebtedness) had occurred on the first day of the relevant period for determining EBITDA.  Any such pro forma calculations may include operating and other expense reductions and other adjustments for such period resulting from any acquisition that is being given pro forma effect to the extent that such operating and other expense reductions and other adjustments (a) are of the type that would be permitted pursuant to Article XI of Regulation S-X under the Securities Act of 1933 or (b) are reasonably consistent with the purposes of such Regulation S-X as determined in good faith by the Borrower and agreed to by the Lender.”

(b)                                 Section 1.1 of the Credit Agreement is amended by adding the following definitions to such section in appropriate alphabetical order:

“‘Second Amendment’ means that certain Second Amendment to Credit and Security Agreement dated as of August 15, 2005 by and among the Borrower, the Guarantors and the Lender.”

“‘Second Amendment Date’ means the date upon which the Lender receives evidence in form and substance reasonably satisfactory to the Lender that all conditions precedent to the effectiveness of the Second Amendment have been satisfied.”

(c)                                  Section 10.1 (c) of the Credit Agreement is amended and restated in its entirety as follows:

“(c)                            Minimum Net Worth.  Tangible Net Worth at any time to be less than (i) $50,000,000 (ii) plus 75% of the Net Proceeds of all Equity Issuances effected by the Borrower or any Subsidiary (other than Equity Issuances to the Borrower or any of its Subsidiaries) after the Second Amendment Date.”

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

(a)                                  A counterpart of this Amendment duly executed by the Borrower and each Guarantor;

(b)                                 Evidence that Borrower has consummated an Equity Issuance and evidence of receipt by the Borrower of cash Net Proceeds therefrom in an amount not less than $25,000,000;

(c)                                  Evidence that SNH and/or its Subsidiaries and one or more of the Subsidiaries of the Borrower have agreed that SNH and/or its Subsidiaries will (i) purchase the six so-called “Gordon” properties from Subsidiaries of the Borrower for an aggregate consideration of not less than $58,000,000 and (ii) lease such properties back to one or more Subsidiaries of the Borrower upon fair and reasonable terms which are no less favorable to such Subsidiaries than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate; and

(d)                                 Such other documents, instruments and agreements as the Lender may reasonably request.

Section 3.  Effectiveness. Upon satisfaction of the conditions precedent contained in Section 2, this Amendment shall be deemed to be effective as of the date hereof.  The amendments contained herein shall be deemed to have prospective application only from date hereof, unless otherwise specifically stated herein.

Section 4.  Representations.  The Borrower represents and warrants to the Lender that:

(a)                                  Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Reaffirmation of Guaranty to Guarantor.  The Guarantor hereby reaffirms its continuing obligations to the Lender under its obligations under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of the Guarantor thereunder.

Section 7.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8.  Expenses.  The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

THE LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Rex E. Rudy
Name: Rex E. Rudy
Title: Managing Director

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Credit and Security Agreement dated as of
August 15, 2005 with Five Star Quality Care, Inc.]

THE GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC
FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
THE HEARTLANDS RETIREMENT COMMUNITY – ELLICOTT CITY I, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-NC, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FSQC FUNDING CO., LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	Treasurer, Chief Financial Officer and Assistant Secretary

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Credit and Security Agreement dated as of
August 15, 2005 with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC
MORNINGSIDE OF CHARLOTTESVILLE, LLC
MORNINGSIDE OF NEWPORT NEWS, LLC
MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By: LIFETRUST AMERICA, INC., its Member

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	Treasurer, Chief Financial Officer and Assistant Secretary

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By: LIFETRUST AMERICA, INC., its General Partner

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	Treasurer, Chief Financial Officer and Secretary